UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005



SURGILIGHT, INC.
(Exact name of registrant as specified in its charter)








Florida

000-24897

35-1990562
(State or other jurisdiction
of incorporation)

(Commission File Number)

(IRS Employer
Identification No.)

12001 Science Drive, Suite 140
Orlando, Florida 32826
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (407) 482-4555

Not Applicable
(Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.
Entry into a Material Definitive Agreement.

On February 3, 2005, SURGILIGHT, Inc. (the "Company") entered into a License Agreement (the "Agreement") with Biolase Technology, Inc., a Delaware corporation ("Biolase"). Pursuant to the License Agreement, the Company granted a license to certain patents owned or licensed by the Company in the field of presbyopia and certain ophthalmology patents on the terms and conditions ser forth therein, to Biolase (the "Acquisition") in exchange for (i) $2,000,000 in cash, and (ii) and royalty payments set forth in Sevtion 4 thereof.

The Licenses permit both the Company and Biolase and their respective Subsidiaries to sell or distribute through dealers or sell direct to end-users, without requirement for any additional license to the Patents, any product which is made by, made for (by a contract manufacturer), used by, designed by, or sold by such Party or its Subsidiaries. The Co-exclusive License will exclude certain foreign countries until the earlier of the date set forth for such jurisdiction or the expiration or termination of current exclusive distribution agreements signed by the Company in such jurisdiction, at which time such exclusion to Biolase's license rights shall be eliminated in such countries. For the avoidance of doubt, the Company shall have the right to continue to license dealers for distribution on a non-exclusive basis of any product which is made by, made for (by a contract manufacturer), used by, designed by or sold by the Company or its Subsidiaries. Both Parties agree that they may contract with multiple foreign and regional U.S. distributors, but will contract with no more than one U.S. national distributor, with respect to products in the Presbyopia Field of Use.

The foregoing description of the License Agreement is qualified in its entirety to the full text of the License Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.

The press release announcing execution of the License Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


(c)
Exhibits.

Exhibit

Description

  99
License Agreement dated as of February 3, 2005 by and among SurgiLight, Inc. and Biolase Technology, Inc.

Confidential treatment has been requested for certain portions of the License Agreement.

99.1

Press Release dated February 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 16, 2005

SURGILIGHT, INC.
By:
/s/    Timothy J. Shea
Timothy J. Shea
President/COO

EXHIBIT INDEX

Exhibit

Description

99
License Agreement dated as of February 3, 2005 by and among SurgiLight, Inc. and Biolase Technology, Inc.

Confidential treatment has been requested for certain portions of the License Agreement.

99.1
Press Release dated January 26, 2005.